UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2011

JEFFERSON BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Tennessee	0-50347	45-0508261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Evans Avenue, Morristown, Tennessee   37814
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (423) 586-8421

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On September 20, 2011, Randal E. Greene notified Jefferson Bancshares, Inc. and its wholly owned subsidiary, Jefferson Federal Bank (the “Bank”), that he will resign as President of the Bank’s Tri-Cities Division effective as of October 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSON BANCSHARES, INC.

Date: September 21, 2011	By:	/s/ Anderson L. Smith
Anderson L. Smith
President and Chief Executive Officer